                              RCM EQUITY FUNDS, INC.

                           RCM GLOBAL TECHNOLOGY FUND
                           RCM GLOBAL HEALTH CARE FUND
                            RCM GLOBAL SMALL CAP FUND
                            RCM LARGE CAP GROWTH FUND

                       FOUR EMBARCADERO CENTER, SUITE 3000
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (800) 726-7240

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 31, 1996


RCM Global Technology Fund (the "Technology Fund"), RCM Global Health Care Fund (the "Health Care Fund"), RCM Global Small Cap Fund (the "Small Cap Fund"), and RCM Large Cap Growth Fund ("the Large Cap Fund") are no-load series (each a "Fund" and collectively the "Funds") of RCM Equity Funds, Inc. (the "Company"), an open-end management investment company. The Funds' investment manager is RCM Capital Management LLC (the "Investment Manager").

This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Funds' Prospectuses (each a "Prospectus" and collectively the "Prospectuses") and should be read in conjunction with such Prospectuses. The Prospectuses may be obtained without charge by calling or writing the Company at the address and phone number above.

                                TABLE OF CONTENTS

                                                                            PAGE

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . .       2
Investment and Risk Considerations . . . . . . . . . . . . . . . . . . .      13
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . .      20
Execution of Portfolio Transactions. . . . . . . . . . . . . . . . . . .      22
Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . .      24
The Investment Manager . . . . . . . . . . . . . . . . . . . . . . . . .      27
The Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      29
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      31
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . . . .      32
Dividends, Distributions and Tax Status. . . . . . . . . . . . . . . .        34
Investment Results . . . . . . . . . . . . . . . . . . . . . . . . . . .      38
Description of Capital Shares. . . . . . . . . . . . . . . . . . . . . .      39
Additional Information . . . . . . . . . . . . . . . . . . . . . . . . .      40

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                       INVESTMENT OBJECTIVES AND POLICIES
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INVESTMENT CRITERIA

In evaluating particular investment opportunities, the Investment Manager may consider, in addition to the factors described in the Prospectuses, the anticipated economic growth rate, the political outlook, the anticipated inflation rate, the currency outlook, and the interest rate environment for the country and the region in which a particular issuer is located. When the Investment Manager believes it would be appropriate and useful, the Investment Manager's personnel may visit the issuer's headquarters and plant sites to assess an issuer's operations and to meet and evaluate its key executives. The Investment Manager also will consider whether other risks may be associated with particular securities.

INVESTMENT IN FOREIGN SECURITIES

Each of the Funds may invest in foreign securities. The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political, and social factors. In seeking to achieve a Fund's investment objective, the Investment Manager will allocate the Fund's assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objective are expected to be the most attractive, subject to the percentage limitations set forth in the Prospectus. In addition, from time-to-time, a Fund may strategically adjust its investments among issuers based in various countries and among the various equity markets of the world in order to take advantage of diverse global opportunities or capital appreciation, based on the Investment Manager's evaluation of prevailing trends and developments, as well as on the Investment Manager's assessment of the potential for capital appreciation (as compared to the risks) of particular companies. industries. countries, and regions.

INVESTMENT IN DEVELOPED FOREIGN COUNTRIES. Each Fund may invest in securities of companies that are organized or headquartered in developed foreign countries. A Fund may not be invested in all developed foreign countries at one time, and may not invest in particular developed foreign countries at any time, depending on the Investment Manager's view of the investment opportunities available.

Although these countries have developed economies, even developed countries are subject to periods of economic or political instability. For example, efforts by the member countries of the European Community to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Such events can materially affect securities markets and have also disrupted the relationship of such currencies with each other and with the U.S. dollar. Similarly, events in the Japanese economy and social developments may affect Japanese securities and currency markets, as well as the relationship of the Japanese Yen to the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets.

INVESTMENT IN EMERGING MARKETS. Each Fund may invest in securities of companies organized or headquartered in developing countries with emerging markets. As a general matter, countries that are not considered to be developed foreign countries by the Investment Manager will be deemed to be emerging market countries. (See INVESTMENT IN DEVELOPED FOREIGN COUNTRIES.) As their economies grow and their markets grow and nature, some countries that currently may be characterized by the Investment Manager as emerging market countries may be deemed by the Investment Manager to be developed foreign countries. In the event that the Investment Manager deems a particular country to be a developed foreign country, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to the Funds' overall limitations on investments in emerging market countries.

Securities of issuers organized or headquartered in emerging market countries may, at times, offer excellent opportunities for capital appreciation. However, prospective investors should be aware that the markets of emerging market countries historically have been more volatile than the markets of the United States and developed foreign countries, and thus the risks of investing in securities of issuers organized or headquartered in emerging market countries may be far greater than the risks of investing in developed foreign markets.
See "INVESTMENT AND RISK CONSIDERATIONS -- EMERGING MARKET SECURITIES" for a more detailed discussion of the risk factors associated with investments in emerging market securities. In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Prospective investors should consider these risk factors carefully before investing in the Fund. Some emerging market countries have currencies whose value is closely linked to the U.S. dollar. Emerging market countries also may issue debt denominated in U.S. dollars and other currencies.

It is unlikely that a Fund will be invested in equity securities in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for the Funds' assets, overly burdensome repatriation or similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor values of investments in those markets relative to investments in other emerging markets, in developed foreign markets, or in the United States, or for other reasons.

CURRENCY MANAGEMENT

Securities purchased by the Funds may be denominated in U.S. dollars, foreign currencies, or multinational currency units such as the European Currency Unit, and the Funds will incur costs in connection with conversions between various currencies. Movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected, either positively or negatively, by changes in exchange rates, and a Fund's net currency positions may expose it to risks independent of its securities positions.

From time-to-time, the Funds may employ currency management techniques to enhance their total returns, although they presently do not intend to do so. A Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance return, they are considered speculative.

A Fund's ability to engage in currency transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Fund's intention to continue to qualify as such. (See DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.) A Fund's ability and decisions to purchase or sell portfolio securities also may be affected by the laws or regulations in particular countries relating to convertability and repatriation of assets. Because the shares of the Funds are redeemable in U.S. dollars each day the Funds determine their net asset value, the Funds must have the ability at all times to obtain U.S. dollars to the extent necessary to meet redemptions. Under present conditions, the Investment Manager does not believe that these considerations will have any significant adverse effect on its portfolio strategies, although there can be no assurances in this regard.

GENERAL CURRENCY CONSIDERATIONS. Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, each Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to do so, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of the Fund's total assets, adjusted to reflect a Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund may purchase or sell forward foreign currency exchange contracts for hedging purposes or to seek to increase total return when the Investment Manager anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, forward foreign currency exchange contracts are considered speculative. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates. Each Fund may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is renominated or quoted if the Investment Manager determines that there is a pattern of correlation between the two currencies. Each Fund may also engage in proxy hedging, by using forward contracts in a series of foreign currencies for similar purposes.

Each Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each Fund may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

If a Fund enters into a forward foreign currency exchange contract to sell foreign currency to increase total return, the Fund will place cash, U.S. Government securities, or other liquid debt or equity securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Funds will enter into such transactions only with primary dealers or others deemed creditworthy by the Investment Manager.

OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if the Investment Manager believes there is a pattern of correlation between the two currencies. Options on foreign currencies to be written or purchased by the Funds will be traded on U.S. and foreign exchanges.

The writer of a put or call option receives a premium and gives the purchaser the right to sell (or buy) the currency underlying the option at the exercise price. The writer has the obligation upon exercise of the option to purchase (or deliver) the currency during the option period. A writer of an option who wishes to terminate the obligation may effect a "closing transaction" by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after being notified of the exercise of an option. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received; a Fund could be required to purchase or sell additional foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus elated transaction costs.

Each Fund may purchase call or put options on currency to seek to increase total return when the Investment Manager anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative.

When a Fund writes a call option on a foreign currency, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of its obligations under the option will be deposited by the Fund in a segregated account with the Fund's custodian to collateralize the position.

CURRENCY SWAPS. Each Fund may enter into currency swaps for both hedging and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their currency swap positions entered into for hedging purposes. Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, or the delivery of the net amount of a party's obligations over its entitlements. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. Each Fund will maintain in a segregated account with the Fund's custodian cash, U.S. Government securities, or other liquid debt or equity securities equal to the amount of the Fund's obligations, or the net amount (if any) of the excess of the Fund's obligations over its entitlements, with respect to swap transactions. To the extent that such amount of a swap is held in such a segregated account the Company and the Investment Manager believe that swaps do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to a Fund's borrowing restriction.

The currency swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Manager has determined that the currency swap market has become relatively liquid. However, the use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund entering into a currency swap would be less favorable than it would have been if this investment technique were not used.

OPTIONS TRANSACTIONS

Each Fund may purchase listed put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. The aggregate premiums on put options and call options purchased by a Fund may not in each case exceed 5% of the value of the net assets of the Fund. In addition, a Fund will not purchase or sell options if more than 25% of the value of its net assets would be hedged.


A put gives the holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price.
A call gives the holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price. Put and call options re traded on U.S. and foreign exchanges. A put option is covered if the writer maintains cash, U.S. Government securities or other liquid debt or equity securities equal to the exercise price in a segregated account.
A call option is covered if the writer owns the security underlying the call or has an absolute and immediate right to acquire the security without additional cash consideration upon conversion or exchange of other securities held by it.

PUT OPTIONS. Purchasing put options may be used as a portfolio investment strategy when the Investment Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which the Investment Manager feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be old.

CALL OPTIONS. The purchase of a call option is a type of insurance policy to hedge against losses that could incur if a Fund intends to purchase the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the price of the underlying security thereafter falls, the price the Fund pays for the security will in effect be increased by the premium paid for the call option less any amount for which such option may be sold.

STOCK INDEX OPTIONS. Each Fund may purchase put and call options with respect to the stock indices such as the S&P 500 Composite Index. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an index option depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index will be subject to the Investment Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the prices of individual stocks.

Index prices may be distorted if trading of certain stocks included in an index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Funds to purchase put or call options only with respect to an index which the Investment Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

DEALER OPTIONS. Each Fund may engage in transactions involving dealer options as well as exchange- traded options. Options not traded on an exchange generally lack the liquidity of an exchange traded option, and may be subject to a Fund's restriction on investment in illiquid securities. In addition, dealer options may evolve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.

SHORT SALES

Each Fund may engage in short sales transactions. A short sale that is not made "against the box" is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund's ability to enter into short sales transactions is limited by the requirements of the Internal Revenue Code with respect to the Fund's qualifications as a regulated investment company. (See DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.)

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be against the box, or the Fund's obligation to deliver the securities sold short will be "covered" by placing in segregated account cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

FUTURES TRANSACTIONS

Each Fund may purchase and sell currency futures contracts and futures options, in accordance with the strategies more specifically described below, to hedge against currency exchange rate fluctuations or to enhance returns.

FUTURES CHARACTERISTICS. A futures contract is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of currency at the close of the last trading day of the contract and the price at which the currency contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation resumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by payment of the change in the cash value of the currency. No physical delivery of the underlying currency is made.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the Fund's custodian or such other parties as may be authorized by the SEC (in the name of the futures commission merchant (the "FCM")) an amount of cash or U.S. Treasury bills which is referred to as an "initial margin" payment. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts customarily are purchased and sold with initial margins that may range upwards from less than 5% of the value of the futures contract being traded. Subsequent payments, called variation margin, to and from the FCM, will be made on a daily basis as the price of the underlying currency varies, making the long and short positions in the futures contract more or less valuable. This process is known as "marking to the market." For example, when a Fund has purchased a currency futures contract and the price of the underlying currency has risen, that position will have increased in value and a Fund will receive from the FCM a variation margin payment equal to that increased value. Conversely, when a Fund as purchased a currency futures contract and the price of the underlying currency has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the FCM. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an identical opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

CHARACTERISTICS OF FUTURES OPTIONS. Each Fund may also purchase call options and put options on currency futures contracts ("futures options"). A futures option gives the holder the right, in return for the premium aid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the older acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option of the same series.

PURCHASE OF FUTURES. The Investment Manager may purchase a currency futures contract when it anticipates the subsequent purchase of particular securities and has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available, or to attempt to enhance return when it anticipates that future currency exchange rates will be more favorable than current rates.

SALE OF FUTURES. The Investment Manager may sell a currency futures contract to hedge against an anticipated decline in foreign currency rates that would adversely affect the dollar value of a Fund's portfolio securities denominated in such currency, or may sell a currency futures contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern or correlation between the two currencies.

PURCHASE OF PUT OPTIONS ON FUTURES. The purchase of a put option on a currency futures contract is analogous to the purchase of a put on an individual stock, where an absolute level of protection from price fluctuation is sought below which no additional economic loss would be incurred by a Fund. The purchase of a put option on a currency futures contract can be used to hedge against unfavorable movements in currency exchange rates, or to attempt to enhance returns in contemplation of movements in such rates.

PURCHASE OF CALL OPTIONS ON FUTURES. The purchase of a call option on a currency futures contract represents a means of obtaining temporary exposure to favorable currency exchange rate movements with risk limited to the premium paid for the call option. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or to the price of the underlying currency itself, the call option may be less risky, because losses are limited to the premium paid for the call option, when compared to the ownership of the underlying currency. Like the purchase of a currency futures contract, a Fund would purchase a call option on a currency futures contract to hedge against an unfavorable movement in exchange rates.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES AND FUTURES OPTIONS. A Fund may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% of the value of its net assets would be hedged. In addition, a Fund may not purchase or sell futures or purchase futures options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for futures options would exceed 5% of the market value of the Fund's total assets. In Fund transactions involving futures contracts, to the extent required by applicable SEC guidelines, an amount of cash, U.S. Government securities, or other liquid debt or equity securities equal to the market value of the futures contracts will be deposited by the Fund in a segregated account with the Fund's Custodian, or in other segregated accounts as regulations may allow, to collateralize the position and thereby to insure that the use of such futures is unleveraged.

TAX TREATMENT. The extent to which a Fund may engage in futures and futures option transactions may be limited by the requirements of the Code for qualification as a regulated investment company and the Fund's intention to continue to qualify as such. See DIVIDENDS, DISTRIBUTIONS AND TAXES.

REGULATORY MATTERS. The Company has filed a claim of exemption from registration of the Funds as commodity pools with the Commodity Futures Trading Commission (the "CFTC"). Each Fund intends to conduct its futures trading activity in a manner consistent with that exemption. The Investment Manager is registered with the CFTC as both a Commodity Pool Operator and as a Commodity Trading Advisor.

 DEBT SECURITIES

Each Fund may purchase debt obligations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

The debt obligations in which the Funds will invest will be rated, at the time of purchase, BBB or higher by Standard & Poor's Corporation ("Standard & Poor's") or Baa or higher by Moody's Investor Services, Inc. ("Moody's") or equivalent ratings by other rating organizations, or, if unrated, will be determined by the Investment Manager to be of comparable investment quality. If the rating of an investment grade security held by a Fund is downgraded, the Investment Manager will determine whether it is in the best interests of the Fund to continue to hold the security in its investment portfolio.

U.S. Government obligations include obligations issued or guaranteed as to principal and interest by the U.S. Government and its agencies and instrumentalities, by the right of the issuer to borrow from the U.S. Treasury, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or only by the credit of the agency or instrumentality.

PREFERRED STOCKS

Each Fund may purchase preferred stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

INVESTMENT IN ILLIQUID SECURITIES

Each Fund may purchase illiquid securities. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

CASH-EQUIVALENT INVESTMENTS

Other than as described below under INVESTMENT RESTRICTIONS, no Fund is restricted with regard to the types of cash-equivalent investments it may make. When the Investment Manager believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund may hold or invest, for investment purposes, a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currency units: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's; certificates of deposit or other deposits of banks deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors; time deposits; bankers' acceptances; and repurchase agreements related to any of the foregoing. In addition, for temporary defensive purposes under abnormal market or economic conditions, a Fund may invest up to 100% of its assets in such cash-equivalent investments.

A certificate of deposit is a short-term obligation of a commercial bank. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. A repurchase agreement involves a transaction by which an investor (such as a Fund) purchases a security and simultaneously obtains the commitment of the seller (a member bank of the Federal Reserve System or a securities dealer deemed creditworthy by the Investment Manager pursuant to standards adopted by the Company's Board of Directors) to repurchase the security at an agreed-upon price on an greed-upon date within a number of days (usually not more than seven) from the date of Purchase.

DIVERSIFICATION

The Small Cap Fund and Large Cap Fund are "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

PORTFOLIO TURNOVER

Each Fund may invest in securities on either a long-term or short-term basis. A Fund may invest with the expectation of short-term capital appreciation if the Investment Manager believes that such action will benefit the Fund's stockholders. A Fund also may sell securities that have been held on a short-term basis if the Investment Manager believes that circumstances make the sale of such securities advisable. This may result in a taxable stockholder paying higher income taxes than would be the case with investment companies emphasizing the realization of long-term capital gains. Because the Investment Manager will purchase and sell securities for each Fund's portfolio without regard to the length of the holding period for such securities, it is possible that a Fund's portfolio will have a higher turnover rate than might be expected for investment companies that invest substantially all of their funds for long-term capital appreciation or generation of current income. Securities in a Fund's portfolio will be sold whenever the Investment Manager believes it is appropriate to do so, regardless of the length of time that securities have been held, and securities may be purchased or sold for short-term profits whenever the Investment Manager believes it is appropriate or desirable to do so. Turnover will be influenced by sound investment practices, a Fund's investment objective, and the need for funds for the redemption of a Fund's shares.

For example, a 150% portfolio turnover rate would occur if the value of purchases or sales of portfolio securities whichever is less) by a Fund for a year (excluding purchases of U.S. Treasury issues and securities with a maturity of ne year or less) were equal to 150% of the average monthly value of the securities held by the Fund during such year. As a result of the manner in which turnover is measured, a high turnover rate could also occur during the first year of a Fund's operations, and during periods when a Fund's assets are growing or shrinking.

INVESTMENT RESTRICTIONS

In making purchases within the foregoing policies, each Fund and the Investment Manager will be subject to all of the restrictions referred to under "INVESTMENT RESTRICTIONS". If a percentage restriction on a Fund's investment or utilization of assets set forth above or under "INVESTMENT RESTRICTIONS" is adhered to at the time the investment is made, a later change in percentage resulting from changing value or a similar type of event will not be considered a violation of the Fund's investment policies or restrictions. A Fund may exchange securities, exercise conversions or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions.

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                       INVESTMENT AND RISK CONSIDERATIONS
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INVESTMENTS IN FOREIGN SECURITIES GENERALLY

Investments in foreign equity securities may offer investment opportunities and potential benefits not available from investments solely in securities of U.S. issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Manager, to offer better opportunity for long-term capital appreciation than investments in securities of U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. stock markets.

At the same time, however, investing in foreign equity securities involves significant risks, some of which are not typically associated with investing in securities of U.S. issuers. For example, the value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. Currency exchange rates may fluctuate significantly over short periods of time, and are generally determined by the forces of supply and demand and other factors beyond the Funds' control.
Changes in currency exchange rates may, in some circumstances, have a greater effect on the market value of a security than changes in the market price of the security. To the extent that a substantial portion of a Fund's total assets is denominated or quoted in the currency of a foreign country, the Fund will be more susceptible to the risk of adverse economic and political developments within that country. As discussed above, each Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

In addition, information about foreign issuers may be less readily available than information about domestic issuers. Foreign issuers generally are not subject to accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Furthermore, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation, and limitations on foreign investment and the use or removal of funds or other assets of the Funds, including the withholding of dividends and limitations on the repatriation of currencies. In addition, the Funds may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities.

Foreign equity securities may be traded on an exchange in the issuer's country, an exchange in another country, or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume than U.S. securities markets, and the securities of many foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. In addition, here is generally less government regulation of securities markets, securities exchanges, securities dealers, and listed and unlisted companies in foreign countries than in the United States.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell that security, could result in possible liability of the Fund to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objective.

In addition, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets. Investments in foreign securities may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expense of maintaining securities with foreign custodians and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

Investment in debt obligations of supranational organizations involves additional risks. Such organizations' debt obligations generally are not guaranteed by their member governments, and payment depends on their financial solvency and/or the willingness and ability of their member governments to support their obligations. Continued support of a supranational organization by its government members is subject to a variety of political, economic and other factors, as well as the financial performance of the organization.

DEPOSITORY RECEIPTS

In many respects, the risks associated with investing in depository receipts are similar to the risks associated with investing in foreign equity securities. In addition, to the extent that a Fund acquires depository receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service depository receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions, such as stock splits or rights offerings, involving the foreign issuer in a timely manner.

The information available for American Depository Receipts ("ADRs") sponsored by the issuers of the underlying securities is subject to the accounting, auditing, and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many non-domestic issuers may be subject. However, some ADRs are sponsored by persons other than the issuers of the underlying securities. Issuers of the stock on which such ADRs are based are not obligated to disclose material information in the United States. The information that is available concerning the issuers of the securities underlying European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") may be less than the information that is available about domestic issuers, and EDRs and GDRs may be traded in markets or on exchanges that have lesser standards than those applicable to the markets for ADRs.

A depository receipt will be treated as an illiquid security for purposes of a Fund's restriction on the purchases of such securities unless the depository receipt is convertible into cash by the Fund within seven days.

EMERGING MARKET SECURITIES

There are special risks associated with investments in securities of companies organized or headquartered in developing countries with emerging markets that are in addition to the usual risks of investing in securities of issuers located in developed foreign markets around the world, and investors in the Funds are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. As a result, the prices of emerging market securities may increase or decrease much more rapidly and much more dramatically than the prices of securities of issuers located in developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. In addition, custodial services and other costs elated to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Funds' investment returns from such securities.

In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions relative to the economy, as well as economic developments generally, also may have a major effect on an issuer's prospects. In addition, certain of such governments have in the past failed to recognize private property rights and have at times naturalized or expropriated the assets of private companies. There is also a heightened possibility of confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. As a result, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss with respect to any of its holdings. In addition, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability of additional investments in those countries.

INVESTMENTS IN SMALLER COMPANIES

Investment by the Technology, Health Care and Small Cap Funds in the securities of companies with market capitalizations below $1 billion involves greater risk and the possibility of greater portfolio price volatility than investing in larger capitalization companies. For example, smaller capitalization companies may have less certain growth prospects, and may be more sensitive to changing economic conditions, than large, more established companies. Moreover, smaller capitalization companies often face competition from larger or more established companies that have greater resources. In addition, the smaller capitalization companies in which the Funds may invest may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. Furthermore, securities of such companies are often less liquid than securities of larger companies, and may be subject to erratic or abrupt price movements. To dispose of these securities, a Fund may have to sell them over an extended period of time below the original purchase price. Investments by the Technology, Health Care and Small Cap Funds in smaller capitalization companies may be regarded as speculative.

No Fund will invest more than 5% of the value of its total assets in securities issued by companies including predecessors) that have operated for less than three years. The securities of such companies may have limited liquidity which can result in their prices being lower than might otherwise be the case. In addition, investments in such companies are more speculative and entail greater risk than do investments in companies with established operating records.

CONVERTIBLE SECURITIES

Investment in convertible securities involves certain risks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying stock). If the conversion value is low relative to the investment value, the price of the convertible security will be governed principally by its yield, and thus may not decline in price to the same extent as the underlying stock; to the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be influenced increasingly by its conversion value. A convertible security held by a Fund may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security, in which event the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

Although securities rated BBB by Standard & Poor's or Baa by Moody's are considered to be of "investment grade," and are considered to have adequate capacity to pay interest and repay principal, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal than higher-rated securities. Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

OPTIONS

There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying instrument; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification as a regulated investment company.

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in U.S. option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Potential losses to the writer of an option are not limited to the loss of the option premium received by the writer, and thus may be greater than the losses incurred in connection with the purchasing of an option.

FUTURES TRANSACTIONS

There are several risks in connection with the use of futures in the Funds as a hedging device. One risk arises because the correlation between movements in the price of the future and movements in the price of the currencies which are the subject of the hedge is not always perfect. The price of the future acquired by a Fund may move more than, or less than, the price of the currencies being hedged. If the price of the future moves less than the price of the currencies which are the subject of the hedge, the hedge will not be fully effective but, if the price of the currencies being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the currencies being hedged has moved in a favorable direction, this advantage will be partially offset by movement in the value of the future. If the price of the future moves more than the price of the currencies, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the currencies which are the subject of the hedge.

To compensate for the imperfect correlation of movements in the price of currencies being hedged and movements in the price of the futures, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of currencies being hedged, if the historical volatility of the price of such currencies as been greater than the historical volatility of the currencies. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the currencies being hedged is less than the historical volatility of the currencies.

Because of the low margins required, futures trading involves a high degree of leverage. As a result, a relatively small investment in a futures contract by a Fund may result in immediate and substantial loss, as well as gain, to the Fund. A purchase or sale of a futures contract may result in losses in excess of the initial margin for the futures contract. However, the Fund would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying currencies and sold the instrument after the decline.

When futures are purchased by a Fund to hedge against a possible unfavorable movement in a currency exchange rate before the Fund is able to invest its cash (or cash equivalents) in stock in an orderly fashion, it is possible that the currency exchange rate may move in a favorable manner instead. If the Fund then decides not to invest in stock at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the currencies which are the subject of a hedge, the price of futures contracts nay not correlate perfectly with movement in the currency due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions. This practice could distort the normal relationship between the currency and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the currency market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the currency and movements in the price of currency futures, a correct forecast of general currency trends by the Investment Manager still may not result in a successful hedging transaction over a very short time frame.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.

Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of an index. In addition, daily changes in the value of the option due to changes in the value of the underlying futures contract are reflected in the net asset value of the Fund.

A Fund will only enter into futures contracts or purchase futures options that are standardized and traded in a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. However, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular futures contract or futures option or at any particular time. In such event, it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In the event futures contracts have been used to hedge currencies, an increase in the price of the currencies, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the currency will, in fact, correlate with the movements in the futures contract and thus provide an offset to losses on a futures contract.

Successful use of futures by the Funds for hedging purposes or to enhance returns is subject to the Investment if Manager's ability to predict correctly movements in the direction of the currency markets. For example, if a Fund purchased currency futures contracts with the intention of profiting from a favorable change in currency exchange rates, and the change was unfavorable, the Fund would incur a loss, and might have to sell securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The Investment Manager and its predecessor have been actively engaged in the provision of investment supervisory services for institutional and individual accounts since 1970, but the skills required for the successful use of futures and options on futures are different from those needed to select portfolio securities, and the Investment Manager has limited prior experience in the use of futures or options techniques in the management of assets under its supervision.

OTHER RISK CONSIDERATIONS

Investment in illiquid securities involves potential delays on resale as well as uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might not be able to dispose of such securities promptly or at reasonable prices.

A number of transactions in which the Funds may engage are subject to the risks of default by the other party of the transaction. If the seller of securities pursuant to a repurchase agreement entered into by a

Fund defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings re commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited. Similarly, when a Fund engages in when-issued, reverse repurchase, forward commitment and relayed settlement transactions, it relies on the other party to consummate the trade; failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price the Investment Manager believed to be advantageous. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

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                             INVESTMENT RESTRICTIONS
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FUNDAMENTAL POLICIES

Each Fund has adopted certain investment restrictions that are fundamental policies and that may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" of a Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote of (i) 67% or more of the voting securities of the Fund present at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less. These restrictions provide that a Fund may not:

1. Invest more than 25% the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities) (this restriction does not apply to the Health Care Fund);

2. Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

3.   Invest in companies for the purpose of exercising control or management;

4. Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated accounts are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, futures options, forward foreign currency exchange transactions, and currency options;

5. Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

6. Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers' acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and
     (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets:

7. Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities, or invest more than 15% of the value of its net assets in securities that are illiquid;

8. Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Company, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund's total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's stockholders;

9. Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other "interested persons" (as defined in the 1940
     Act) of the Company, other than otherwise unaffiliated broker-dealers;

10. Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC. The Funds have no current intention of entering into commodities contracts except for currency futures and futures options;

11. Issue senior securities, except that the Fund may borrow money as permitted by restriction 4 above. This restriction shall not prohibit a Fund from engaging in short sales, options, futures and foreign currency transactions; and

12. Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

OPERATING POLICIES

Each Fund has adopted certain investment restrictions that are not fundamental policies and may be changed by the Company's Board of Directors without approval of the Fund's outstanding voting securities. These restrictions provide that a Fund may not:

1. Invest in interests in oil, gas, or other mineral exploration or development programs;

2. Invest more than 5% of the value of its total assets in the securities of any issuer which has a record of less than three years of continuous operation (including the operation of any predecessor);

3. Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Manager to save brokerage costs, or to average prices among them, is not deemed to result in a securities trading account); and

4. Purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of "margin" deposits on the Fund's existing futures positions and premiums paid for related options entered into for the purpose of seeking to increase total return would exceed 5% of the value of the Fund's net assets.

The Funds are also is subject to other restrictions under the 1940 Act; however, the registration of the Company under the 1940 Act does not involve any supervision by any federal or other agency of the Company's management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.


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                       EXECUTION OF PORTFOLIO TRANSACTIONS
                       __________________________________


The Investment Manager, subject to the overall supervision of the Company's Board of Directors, makes the Funds' investment decisions and selects the broker or dealer to be used in each specific transaction using its best judgment to choose the broker or dealer most capable of providing the services necessary to obtain the best execution of that transaction. In seeking the best execution of a transaction, the Investment Manager evaluates a wide range of criteria including any or all of the following: the broker's commission rate, promptness, reliability and quality of executions, trading expertise, positioning and distribution capabilities, back-office efficiency, ability to handle difficult trades, knowledge of other buyers and sellers, confidentiality, capital strength and financial stability, and prior performance in serving the Investment Manager and its clients and other factors affecting the overall benefit to be received in the transaction. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best execution, the order is placed with that broker. This may or may not be a broker that has provided investment information and research services to the Investment Manager. Such investment information may include, among other things, a wide variety of written reports or other data on the individual companies and industries; data and reports on general market or economic conditions; information concerning pertinent federal and state legislative and regulatory developments and other developments that could affect the value of actual or potential investments; companies in which the Investment Manager has invested or may consider investing; attendance at meetings with corporate management personnel, industry experts, economists, government personnel, and other financial analysts; comparative issuer performance and evaluation and technical measurement services; subscription to publications that provide investment-related information; accounting and tax law interpretations; availability of economic advice; quotation equipment and services; execution measurement services; market-related and survey data concerning the products and services of an issuer and its competitors or concerning a particular industry that are used in reports prepared by the Investment Manager to enhance its ability to analyze an issuer's financial condition and prospects; and other services provided by recognized experts on investment matters of particular interest to the Investment Manager. In addition, the foregoing services may include the use of or be delivered by computer systems whose hardware and/or software components may be provided to the Investment Manager as part of the services. In any case in which information and other services can be used for both research and non-research purposes, the Investment Manager makes an appropriate allocation of those uses and pays directly for that portion of the services to be used for non-research purposes.

Subject to the requirement of seeking the best execution, the Investment Manager may, in circumstances in which two or more brokers are in a position to offer comparable execution, give preference to a broker or dealer that has provided investment information to the Investment Manager. In so doing, the Investment Manager may effect securities transactions which cause a Fund to pay an amount of commission in excess of the amount of commission another broker would have charged. In electing such broker or dealer, the Investment Manager will make a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage services and research and investment information received, viewed in terms of either the specific transaction or the Investment Manager's overall responsibility to the accounts for which the Investment Manager exercises investment discretion. The Investment Manager continually evaluates all commissions paid in order to ensure that the commissions represent reasonable compensation for the brokerage and research services provided by such brokers. Such investment information as is received from brokers or dealers may be used by the Investment Manager in servicing all of its clients (including the Funds) and it is recognized that a Fund may be charged commission paid to a broker or dealer who supplied research services not utilized by the Fund. However, the Investment Manager expects that each Fund will benefit overall by such practice because it is receiving the benefit of research services and the execution of such transactions not otherwise available to it without the allocation of transactions based on the recognition of such research services.

Subject to the requirement of seeking the best execution, the Investment Manager may also place orders with brokerage firms that have sold shares of the Funds. The Investment Manager has made and will make no commitments to place orders with any particular broker or group of brokers. It is anticipated that a substantial portion of all brokerage commissions will be paid to brokers who supply investment information to the Investment Manager.

The Funds may in some instances invest in foreign and/or U.S. securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the third market or fourth market. When transactions are executed in the over-the-counter market or the third or fourth market, the Investment Manager will seek to deal with the counterparty that the Investment Manager believes can provide the best execution, whether or not that counterparty is the primary market maker for that security.

As noted below, the Investment Manager is a wholly owned subsidiary of Dresdner. Dresdner Kleinwort Benson North America LLC ("Dresdner Kleinwort Benson") and other Dresdner subsidiaries may be broker-dealers (collectively, the "Dresdner Affiliates"). The Investment Manager believes that it is in the best interests of the Funds to have the ability to execute brokerage transactions, when appropriate, through the Dresdner Affiliates. Accordingly, the Investment Manager intends to execute brokerage transactions on behalf of the Funds through the Dresdner Affiliates, when appropriate and to the extent consistent with applicable laws and regulations, including federal banking laws.

In all such cases, the Dresdner Affiliates will act as agent for the Funds, and the Investment Manager will not enter into any transaction on behalf of the Fund in which a Dresdner Affiliate is acting as principal for its own account. In connection with such agency transactions, the Dresdner Affiliates will receive compensation in the form of a brokerage commission separate from the Investment Manager's management fee. It is the Investment Manager's policy that such commissions be reasonable and fair when compared to the commissions received by other brokers in connection with comparable transactions involving similar securities and that the commissions paid to a Dresdner Affiliate be no higher than the commissions paid to that broker by any other similar customer of that broker who receives brokerage and research services that are similar in scope and quality to those received by the Funds.

The Investment Manager performs investment management and advisory services for various clients, including other registered investment companies, and pension, profit-sharing and other employee benefit trusts, as well as individuals. In many cases, portfolio transactions for a Fund may be executed in an aggregated transaction as part of concurrent authorizations to purchase or sell the same security for numerous accounts served by the Investment Manager, some of which accounts may have investment objectives similar to those of the Fund. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Although executing portfolio transactions in an aggregated transaction potentially could be either advantageous or disadvantageous to any one or more particular accounts, aggregated transactions in which a Fund participates will be effected only when the Investment Manager believes that to do so will be in the best interest of the Fund, and the Investment Manager is not obligated to aggregate orders into larger transactions. These orders generally will be averaged as to price. When such aggregated transactions occur, the objective will be to allocate the executions in a manner which is deemed fair and equitable to each of the accounts involved over time. In making such allocation decisions, the Investment Manager will use its business judgment and will consider, among other things, any or all of the following: each client's investment objectives, guidelines, and restrictions, the size of each client's order, the amount of investment funds available in each client's account, the amount already committed by each client to that or similar investments, and the structure of each client's portfolio. Although the Investment Manager will use its best efforts to be fair and equitable to all clients, including the Funds, there can be no assurance that any investment will be proportionately allocated among clients according to any particular or predetermined standard or criteria.


                       __________________________________

                             DIRECTORS AND OFFICERS
                       __________________________________


The names and addresses of the directors and officers of the Company and their principal occupations and certain other affiliations during the past five years are given below. Unless otherwise specified, the address of each of the following persons is Four Embarcadero Center, Suite 3000, San Francisco, California 94111.

DEWITT F. BOWMAN, Chairman and Director. Mr. Bowman is a Principal of Pension Investment Consulting, with which he has been associated since February 1994. From February 1989 to January 1994 he was Chief Investment Officer for California Public Employees Retirement System, a public pension fund. He serves as a director of RREEF America REIT, Inc., and a trustee of Brandes Investment Trust and Pacific Gas and Electric Nuclear Decommissioning Trust. He also serves as a director of RCM Capital Funds, Inc. ("Capital Funds").

PAMELA A. FARR, Director. Ms. Farr is an independent management consultant. From 1991 to 1994, she was President of Banyan Homes, Inc., a real estate development and construction firm; for eight years she was a management consultant for McKinsey & Company, where she served a variety of

Fortune 500 companies in all aspects of strategic management and organizational structure. She also serves as a director of Capital Funds.

THOMAS S. FOLEY, Director. Mr. Foley has been a partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. since January 1995. Prior to that he served as the 49th Speaker of the House of Representatives and was the representative of the 15th Congressional District of the State of Washington from 1965 to 1994. Mr. Foley serves on the Board of Directors of the H.J. Heinz Company, on the Global Advisory Board of Coopers & Lybrand L.L.P. and on the Board of Overseers of Whitman College. He also serves as a director of Capital Funds.

FRANK P. GREENE, Director. Mr. Greene is a partner and portfolio manager of Wood Island Associates, Inc., a registered investment adviser, with which he has been associated since August 1991. From November 1987 to August 1991, he was a Senior Vice President and Portfolio Manager of Siebel Capital Management, Inc., a registered investment adviser. He also serves as a director of Capital Funds.

GEORGE G.C. PARKER, Director. Mr. Parker is Associate Dean for Academic Affairs, and Director of the MBA Program and Dean Witter Professor of Finance at the Graduate School of Business at Stanford University, with which he has been associated since 1973. Mr. Parker has served on the Board of Directors of the California Casualty Group of Insurance Companies since 1977; BB&K Holdings, Inc., a holding company for financial services companies, since 1980; H. Warshow & Sons, Inc., a manufacturer of specialty textiles, since 1982; Zurich Reinsurance Centre, Inc., a large reinsurance underwriter, since 1994; and Continental Airlines, since 1996. Mr. Parker served on the Board of Directors of the University National Bank & Trust Company from 1986 to 1995. He also serves as a director of Capital Funds.

RICHARD W. INGRAM, President, Treasurer and Chief Financial Officer. Mr. Ingram is Senior Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc., ("FDI"), the ultimate parent of which is Boston Institutional Group, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is also President, Treasurer and Chief Financial Officer of Capital Funds; President, Chief Financial Officer and Assistant Treasurer of RCM Strategic Global Government Fund, Inc. ("RCS"); and an officer of certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus"), Waterhouse Asset Management ("Waterhouse") and Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

JOHN E. PELLETIER, Vice President and Secretary. Mr. Pelletier is Senior Vice President and General Counsel of FDI. From February 1992 to April 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, Mr. Pelletier was employed as an Associate at Ropes & Gray. He is also a Vice President and Secretary of Capital Funds; a Vice President and Assistant Secretary of RCS; and an officer of certain investment companies advised or administered by Dreyfus, Waterhouse and Morgan Guaranty. His address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

ELIZABETH A. BACHMAN, Vice President and Assistant Secretary. Ms. Bachman is Assistant Vice President and Counsel of FDI, with which she has been associated since September 1994. Since September 1995 to present, she has also served as Counsel to Premier Mutual Fund Services, Inc.

Prior to September 1995, she was enrolled at Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, Ms. Bachman was an Assistant at the National Association for Public Interest Law. She is also Vice President and Assistant Secretary of Capital Funds and RCS, and an officer of certain investment companies advised or administrated by Dreyfus, Waterhouse and Morgan Guaranty. Her address is 600 Park Avenue, Sixth Floor, New York, New York 10166.

KAREN JACOPPO-WOOD, Assistant Secretary. Ms. Jacoppo-Wood is a Senior Paralegal for FDI, with which she has been associated since January 1996. From June 1994 to January 1996, she was a Manager of SEC Registration for Scudder, Stevens & Clark, Inc. From 1988 to May 1994, she was Senior Paralegal at The Boston Company Advisors, Inc. She is also an Assistant Secretary of Capital Funds, and an officer of certain investment companies advised or administrated by Morgan Guaranty. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

MARY A. NELSON, Assistant Treasurer. Ms. Nelson is the Manager of Treasury, Services and Administration for FDI, with which she has been associated since 1994. From 1989 to 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is also Assistant Treasurer of Capital Funds. Her address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

It is presently anticipated that regular meetings of the Company's Board of Directors will be held on a quarterly basis. The Company's Audit Committee, whose present members are DeWitt F. Bowman and Frank P. Greene, meets with the Company's independent accountants to change views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. Each director of the Company receives a fee of $6,000 per year plus $1,000 for each Board meeting attended, and is reimbursed for travel and other expenses incurred in connection with attending Board meetings.

The following table sets forth the aggregate compensation paid by the Company for the fiscal year ending December 31, 1996, to the Directors and the aggregate compensation paid to the Directors for service on the Company's Board and that of all other funds in the "Company complex" as defined in Schedule 14A under the Securities Exchange Act of 1934):

                                                        Pension or
                                                        Retirement                                  Total Compensation
                                 Aggregate            Benefits Accrued         Estimate Annual        from Company and
                                Compensation             as Part of             Benefits Upon         Company Complex
       Name                     from Company          Company Expenses           Retirement         Paid to Director (1)
 ----------------------         -------------         ----------------         ---------------      --------------------
 DeWitt F. Bowman                   $15,000                None                      N/A                   $33,000
 Pamela A. Farr (2)                 $ 9,000                None                      N/A                   $27,000
 Thomas S. Foley (2)                $ 8,000                None                      N/A                   $23,000
 Frank P. Greene                    $14,000                None                      N/A                   $32,000
 George G.C. Parker (2)             $ 9,000                None                      N/A                   $27,000

------------------------
(1)  There are seven funds in the Company complex, including the Funds.
(2)  Elected as a Director on May 28, 1996.

As of December 31, 1996, no Director or officer of the Company was a beneficial owner of any shares of the outstanding Common Stock of any series of the Company.


                       __________________________________

                             THE INVESTMENT MANAGER
                       __________________________________


The Company's Board of Directors has overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board has approved various contracts for various financial organizations to provide, among other things, day to day management services required by the Funds. The Company, on behalf of each Fund, has retained as the Funds' Investment Manager RCM Capital Management, L.L.C., a Delaware limited liability company with principal offices at Four Embarcadero Center, Suite 3000, San Francisco, California 94111. The Investment Manager is actively engaged in providing investment supervisory services to institutional nd individual clients, and is registered under the Investment Advisers Act of 1940. The Investment Manager was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970.

The Investment Manager is a wholly owned subsidiary of Dresdner, an international banking organization with principal executive offices located at Gallunsanlage 7, 60041 Frankfurt, Germany. With total consolidated assets as of December 31, 1995, of DM 484 billion ($337 billion), and approximately 1,600 offices and 45,000 employees in over 60 countries around the world, Dresdner is Germany's second largest bank. Dresdner provides a full range of banking services, including traditional lending activities, mortgages, securities, project finance and leasing, to private customers and financial and institutional clients. In the United States, Dresdner maintains branches in New York and Chicago and an agency in Los Angeles. As of the date of this Prospectus, the nine members of the Board of Managers of the Investment Manager are William L. Price (Chairman), Gerhard Ebersdadt, Michael J. Apatoff, Hans-Dieter Bauernfeind, George N. Fugelsang, John D. Leland, Jr., Jeffrey S. Rudsten, William S. Stack, and Kenneth B. Weeman, Jr.

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. The Investment Manager believes that it may perform the services contemplated by the investment management agreement without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Manager from continuing to perform investment management services for the Company.

Pursuant to an agreement among RCM Limited L.P. ("RCM Limited"), the Investment Manager, and Dresdner, RCM Limited manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of the Board of Managers. RCM Limited is a California limited partnership consisting of 39 limited partners and one general partner, RCM General Corporation, a California corporation ("RCM General"). Twenty-five of the limited partners of RCM Limited are also principals of the Investment Manager, and the shareholders of RCM General. As of the date of this Prospectus, the following persons are limited partners of RCM Limited and shareholders of RCM General: William L. Price, Michael J. Apatoff, Eamonn F. Dolan, John D. Leland, Jr., Jeffrey S. Rudsten, William S. Stack, Kenneth B. Weeman, Jr., Anthony Ain, Donna L. Avedisian, John L. Bernard, Huachen Chen, Jacqueline M. Cormier, Ellen M. Courtien, G. Nicholas Farwell, Joanne L. Howard, Stephen Kim, John A. Kriewall, Allan C. Martin, Andrew H. Massie, Jr., Melody L. McDonald, Lee N. Price, Walter C. Price, Jr., Gary W. Schreyer, Andrew C. Whitelaw, and Jeffrey J. Wiggins.

The Investment Manager provides the Funds with investment supervisory services pursuant to an Investment Management Agreement, Power of Attorney and Service Agreement dated June 14, 1996 with respect to the Technology Fund and Investment Management Agreement, Power of Attorney and Service Agreements dated December 27, 1996 with respect to each of the other Funds (each a "Management Agreement"). The Investment Manager manages each Fund's investments, provides various administrative services, and supervises the Funds' daily business affairs, subject to the authority of the Board of Directors. The Investment Manager is also the investment manager for each series of RCM Capital Funds, Inc., an open-end management investment company consisting of three series, and RCM Strategic Global Government Fund, Inc. and The Emerging Germany Fund, Inc., closed-end management investment companies. The Investment Manager also acts as sub-adviser to Bergstrom Capital Corporation, a closed-end management investment company.

The Management Agreement with respect to the Technology Fund was approved by the stockholders of the Fund on May 28, 1996, and by the unanimous vote of the Company's Board of Directors on May 20, 1996, and will continue in effect until June 14, 1998. The Management Agreement with respect to each of the other Funds was approved by the initial stockholders of the Funds on December 30, 1996 and by the unanimous vote of the Company's Board of Directors on December 27, 1996, and will continue in effect until December 27, 1998. Each Management Agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) a majority of the Company's Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and the vote of a majority of the Directors who are not parties to the contract or interested persons of any such party.

Each Fund has, under the Management Agreement, assumed the obligation for payment of all of its ordinary operating expenses, including: (a) brokerage and commission expenses, (b) federal, state, or local taxes incurred by, or levied on, the Fund, (c) interest charges on borrowings, (d) charges and expenses of the Fund's custodian, (e) investment advisory fees (including fees payable to the Investment Manager under the Management Agreement), (f) fees pursuant to the Fund's Rule 12b-1 plan, (g) legal and audit fees, (h) SEC and "Blue Sky" registration expenses, and (i) compensation, if any, paid to officers and employees of the Company who are not employees of the Investment Manager (see DIRECTORS AND OFFICERS). The Investment Manager is responsible for all of its own expenses in providing services to the Fund. Expenses attributable to the Fund are charged against the assets of the Fund.

The Investment Manager has voluntarily agreed to limit each Fund's expenses as described in its Prospectus. In subsequent years, each Fund has agreed to reimburse the Investment Manager for any such payments to the extent that the Fund's operating expenses are otherwise below this expense cap. This obligation will not be recorded on the books of a Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of the Fund fall below the expense cap, the reimbursement to the Investment Manager will be accrued by the Fund as a liability.


Each Management Agreement provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Manager's reckless disregard of its duties and obligations under the Management Agreement. The Company has agreed to indemnify the Investment Manager against liabilities, costs and expenses that the Investment Manager may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Manager in connection with the performance of its duties or obligations under each Management Agreement or otherwise as investment manager of a Fund. The Investment Manager is not entitled to indemnification with respect to any liability to a Fund or its stockholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under a Management Agreement.

Each Management Agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund which is the subject of the Management Agreement, by a vote of the majority of the Company's Board of Directors, or by the Investment Manager on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).


                       __________________________________

                                 THE DISTRIBUTOR
                       __________________________________


Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves as distributor to the Funds. The Distributor has provided mutual fund distribution services since 1976, and is a subsidiary of Boston Institutional Group, Inc., which provides distribution and other related services with respect to investment products.

DISTRIBUTION AGREEMENT

Pursuant to a Distribution Agreement with the Company, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Funds' Management Agreements discussed above. Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

Pursuant to an Agreement among the Manager, the Company, Capital Funds and the Distributor, the Distributor has also agreed to provide regulatory, compliance and related technical services to the Funds; to provide services with regard to advertising, marketing and promotional activities; and to provide officers to the Company. The Manager is required to reimburse the Company for any fees and expenses of the Distributor pursuant to the Agreement.

DISTRIBUTION PLAN

Under a plan of distribution for the Company with respect to the Health Care, Small Cap and Large Cap Funds (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor incurs the expense of distributing shares of such Funds. The Distribution Plan provides for reimbursement to the Distributor for the services it provides, and the costs and expenses it incurs, related to marketing shares of such Funds. The Distributor is reimbursed for:
(a) expenses incurred in connection with advertising and marketing shares of the Funds, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Portfolios' prospectuses and statements of additional information.

The Distribution Plan continues in effect from year to year with respect to each such Fund, provided that each such continuance is approved at least annually by a vote of the Board of Directors of the Company, including a majority vote of the Directors who are not "interested persons" of the Company within the meaning of the 1940 Act and have no direct or indirect financial interest in the Plan or in any agreement related to the Plan, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to any Fund at any time, without penalty, by the vote of a majority of the outstanding shares of the Fund. The Distribution Plan may not be amended to increase materially the amounts to be paid by a Fund for the services described therein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Directors in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment.

The Distributor pays broker-dealers and others out of its distribution fees quarterly trail commissions of up to the following respective percentages of the average daily net assets attributable to shares of the Funds held in the accounts of their customers: Large Cap Fund - 0.35%; Health Care Fund - 0.30%; Small Cap Fund - 0.30%.

Pursuant to the Distribution Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of shares of the Funds by the Distributor. The report will include an itemization of the distribution and service expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Company within the meaning of the 1940 Act will be committed to the Directors who are not interested persons of the Company.

                       __________________________________

                                 NET ASSET VALUE
                       __________________________________

For purposes of the computation of the net asset value of each share of each Fund, equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Investment Manager to be the primary market for the securities. If there has been no sale on such day, the security will be valued at the closing bid price on such day. If no bid price is quoted on such day, then the security will be valued by such method as a duly constituted committee of the Company's Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service will be valued at the mean bid price, or such other comparable sources as the Company's Board of Directors deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds will be valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available such securities will be valued by whatever means a duly constituted committee of the Company's Board of Directors deems appropriate to reflect their fair market value.

Futures contracts and related options are valued at their last sale or settlement price as of the close of the exchange on which they are traded or, if no sales are reported, at the mean between the last reported bid and asked prices. All other assets of the Funds will be valued in such manner as a duly constituted committee of the Company's Board of Directors in good faith deems appropriate to reflect their fair market value.

Trading in securities on foreign exchanges and over-the-counter markets is normally completed at times other than the close of the business day in New York. In addition, foreign securities and commodities trading nay not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Directors determines that a particular event would materially affect net asset value, in which case an adjustment will be made.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of net asset value into U.S. dollars at the spot exchange rates at 12:00 p.m. Eastern time or at such other rates as the Investment Manager may determine to be appropriate in computing net asset value.

Debt obligations with maturities of 60 days or less are valued at amortized cost. The Funds may use a pricing service approved by the Company's Board of Directors to value other debt obligations. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual racing characteristics, indications of value from dealers, and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Investment Manager under the general supervision of the Company's Board of Directors. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations equal fair market value.


                       __________________________________

                        PURCHASE AND REDEMPTION OF SHARES
                       __________________________________


The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is calculated once daily at the close of trading (currently 4:00 P.M. New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by National Financial Data Services ("NFDS") prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to NFDS. The Company reserves the right in its sole discretion to suspend the continued offering of the Fund's shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Company and the affected Funds.

REDUCED SALES CHARGES

Sales charges on purchases of shares are subject to reduction in certain circumstances, as indicated in the Prospectuses.

RIGHTS OF ACCUMULATION. Each Fund makes available to its shareholders the ability to aggregate the value (at the current maximum offering price on the date of the purchase) of their existing holdings of shares of all of the Funds to determine the reduced sales charge, provided the shares are held in a single account. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus sales charge) as of the previous business day. NFDS must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

CONCURRENT PURCHASES. Purchasers may combine concurrent purchases of shares of two or more Funds to qualify for a reduced sales charge. If the shares of the Funds purchased concurrently are subject to different sales charges, the concurrent purchases are aggregated to determine the reduced sales charge applicable to shares of each Fund purchased, and each separate reduced sales charge is imposed on the amount of shares purchased for that Fund.

To illustrate, if an investor concurrently purchases $500,000 of the Technology Fund and $500,000 of the Health Care Fund, for an aggregate concurrent purchase of $1,000,000. Because the sales charges are reduced for purchases of $1,000,000 or more and because concurrent purchases can be combined, the applicable sales charge imposed on the $500,000 purchase of shares of each Fund would be reduced to 0.00% (from 1.75%).

LETTER OF INTENT. Reduced sales charges are available to purchasers of shares of the Funds who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of shares of the Funds, provided the shares are held in a single account. All shares of the Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Letter of Intent privilege may be withdrawn by the Company for future purchases upon receipt of information that any shares subject to the Letter of Intent have been transferred or redeemed during the 13-month Period.

A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by an number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Investors should refer to their Letter of Intent when placing orders for shares of a Fund. During the 13-month period, an investor may increase his or her Letter of Intent goal and all subsequent purchases will be treated as a new Letter of Intent except as to the 13-month period, which does not change. The sales charge paid on purchases made before the increase to the Letter of Intent goal will be retroactively reduced at the end of the period.

Shares of the Funds totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. Any dividends and capital gains distributions on the escrowed shares will be paid to the investor or as otherwise directed by the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order than any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal. Upon completion of the Letter of Intent goal within the 13-month period, the escrowed shares will be promptly delivered to the investor or as otherwise directed by the investor.

The Letter of Intent does not obligate the investor to purchase, or any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor, or, if not paid within 20 days after written request, the Company will liquidate sufficient escrowed shares to obtain such difference. If the redemption or liquidation proceeds are inadequate to cover the differences, investors will be liable for the extent of the inadequacy. By executing the Letter of Intent, investors irrevocably appoint the Transfer Agent as attorney in fact with full power of substitution in the premises to surrender for redemption any or all escrowed shares. If the Letter of Intent goal is exceeded in an amount which qualified for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the 13-month period.

DEALER COMMISSIONS

A commission of up to 1.0% may be paid by the Distributor to dealers who initiate and are responsible for purchases of Portfolio shares of $1 million or more and for purchases made at net assert value by certain retirement plans of organizations with 50 or more eligible employees.

For this purpose, exchanges between Funds are not considered to be purchases. The Distributor reserves the right to require reimbursement of any such commissions paid with respect to such purchases if such shares are redeemed within twelve months after purchase. Dealers requesting further information may call (800) 726-7240.


REDEMPTION OF SHARES

Payments will be made wholly in cash unless the Company's Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. Under such circumstances, payment of the redemption price could be made either in cash or in portfolio securities taken at their value used in determining the redemption price (and, to the extent practicable, representing a pro rata portion of each of the portfolio securities held by the Fund), or partly in cash and partly in portfolio securities. Payment for shares redeemed also may be made wholly or partly in the form of a pro rata portion of each of the portfolio securities held by a Fund at the request of the redeeming stockholder, if the Company believes that honoring such request is in the best interests of the Fund. If payment for shares redeemed were to be made wholly or partly in portfolio securities, brokerage costs would be incurred by the stockholder in converting the securities to cash.


                       __________________________________

                     DIVIDENDS, DISTRIBUTIONS AND TAX STATUS
                       __________________________________


Each income dividend and capital gains distribution, if any, declared by a Fund will be reinvested in full and fractional shares based on the net asset value as determined on the payment date for such distributions, unless the stockholder or his or her duly authorized agent has elected to receive all such payments or the dividend or distribution portions thereof in cash. Changes in the manner in which dividend and distribution payments are made may be requested by the stockholder or his or her duly authorized agent at any time through written notice to the Company and will be effective as to any subsequent payment if such notice is received by the Company prior to the record date used for determining the stockholders entitled to such payment. Any dividend and distribution election will remain in effect until the Company is notified by the stockholder in writing to the contrary.

REGULATED INVESTMENT COMPANY. The Company intends to qualify each Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund will be treated as a separate fund for tax purposes and thus the provisions of the Code generally applicable to regulated investment companies will be applied to each Fund. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund. By complying with the applicable provisions of the Code, the Funds will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to their stockholders.

To qualify under Subchapter M, a Fund must (i) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or currencies and certain options, futures, forward contracts and foreign currencies; (ii) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months; and (iii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total resets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

In any fiscal year in which a Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (consisting of net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest income (if any), it will be taxed only on that portion, if any, of such investment company taxable income and any net capital gain that it retains. Each Fund expects to so distribute all of such income and gains on an annual basis, and thus will generally avoid any such taxation.

Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year.
The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Stockholders who are subject to federal or state income or franchise taxes will be required to pay taxes on dividends and capital gains distributions they receive from a Fund whether paid in additional shares of the Fund or in cash.
To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations, the Fund must designate in a written notice to stockholders the amount of the Fund's dividends that would be eligible for this treatment. In order to qualify for the dividends received deduction, a corporate stockholder must hold the Fund shares paying the dividends upon which a dividend received deduction is based for at least 46 days. Stockholders, such as qualified employee benefit plans, who are exempt from federal and state taxation generally would not have to pay income tax on dividend or capital gain distributions. Prospective tax-exempt investors should consult their own tax advisers with respect to the tax consequences of an investment in a Fund under federal, state, and local tax laws.

Investors who purchase shares of a Fund shortly before the record date of a dividend or capital gain distribution will pay full price for those shares ("buying a dividend") and then receive some portion of the price back as a taxable dividend or capital gain distribution.

WITHHOLDING. Under the Code, distributions of net investment income by a Fund to a stockholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign stockholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, whichever is less). Withholding will not apply if a dividend paid by a Fund to a foreign stockholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains to foreign stockholders who are neither U.S. resident aliens nor engaged in a U.S. trade or business are not subject to tax withholding, but in the case of a foreign stockholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. federal income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

SECTION 1256 CONTRACTS. Many of the options, futures contracts and forward contracts entered into by the Funds are "Section 1256 contracts." Any gains or losses on Section 1256 contracts are generally considered 50% long-term and 40% short-term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary income in character.
Section 1256 contracts held by a Fund at the end of each taxable year (and for purposes of 4% nondeductible excise tax on October 31 or such other dates as prescribed under the Code) are "marked to market," with the result that unrealized gains or losses are treated as though they were realized.

STRADDLE RULES. Generally, the hedging transactions and other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle position may be deferred under the straddle rules, rather than being taken into account for the taxable year in which these losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions and options, futures and forward contracts to the Funds are not entirely clear.

Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders. A Fund may make one or more of the elections available under the Code which are applicable to straddle positions. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. The qualification rules of Subchapter M may limit the extent to which a Fund will be able to engage in hedging transactions and other transactions involving options, futures contracts or forward contracts.

SECTION 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in foreign currency and on the disposition of certain future contracts, forward contracts and options, gains or losses attributable to fluctuation in the value of foreign currency between the date of acquisition of the debt security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gain or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to stockholders as ordinary income.

FOREIGN TAXES. Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce the Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, stockholders generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) their pro rata share of foreign taxes in computing their taxable income or to use it (subject to limitations) as a foreign tax credit against their U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will be "pass-through" or that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to stockholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

The foregoing is a general abbreviated summary of present U.S. federal income tax laws and regulations applicable to dividends and distributions by the Funds. Stockholders are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state, and local tax laws and regulations applicable to dividends and distributions received.

                       __________________________________

                               INVESTMENT RESULTS
                       __________________________________


Average total return ("T") of a Fund will be calculated as follows: an initial hypothetical investment of $1000 ("P") is divided by the net asset value of shares of the Fund as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions by the Fund are reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share of the Fund as of the end of the period ("n") to determine ending redeemable value ("ERV"). The ending value divided by the initial investment converted to a percentage equals total return. The formula thus used, as required by the SEC, is:

                                        n
                                  P(1+T) = ERV

The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period.

This formula reflects the following assumptions: (i) all share sales at net asset value, without a sales load reduction from the $1,000 initial investment;
(ii) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (iii) complete redemption at the end of any period illustrated. Total return may be calculated for one year, five years, ten years, and for other periods, and will typically be updated on a quarterly basis. The average annual compound rate of return over various periods may also be computed by utilizing ending values as determined above.

For the period from commencement of the Technology Fund's operations on December 27, 1995, through June 30, 1996, the Fund's total return was 13.80%

In addition, in order more completely to represent a Fund's performance or more accurately to compare such performance to other measures of investment return, a Fund also may include in advertisements and stockholder reports other total return performance data based on time-weighted, monthly-linked total returns computed on the percentage change of the month end net asset value of the Fund after allowing for the effect of any cash additions and withdrawals recorded during the month. Returns may be quoted for the same or different periods as those for which average total return is quoted. A Fund's investment results will vary from time-to-time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses, so that any investment results reported should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Results also should be considered relative to the risks associated with the Fund's investment objective and policies.

                       __________________________________

                          DESCRIPTION OF CAPITAL SHARES
                       __________________________________


Stockholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or Articles of Incorporation or Bylaws, the Company may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Company.

As of the date of this Statement of Additional Information, there were 406,240.283 outstanding shares of the Technology Fund, 400,000 outstanding shares of the Health Care Fund, 400,000 outstanding shares of the Small Cap Fund, and 400,000 outstanding shares of the Large Cap Fund. As of that date, the following were known to the Company to own of record more than 5% of each Fund's capital stock:


 Name and Address of
 Beneficial Owner           Shares Held               % of Shares Outstanding
 -------------------        -----------               -----------------------

 Technology Fund
 ----------------

 RCM Capital Management     186,072.303                         45.80%
 Profit Sharing Plan
 Four Embarcadero Center
 Suite 3000
 San Francisco, CA  94111

 Walter C. Price             86,582.789                         21.31%
 RCM Capital Management,
 L.L.C.
 Four Embarcadero Center
 Suite 3000
 San Francisco, CA  94111

 Health Care Fund
 -----------------

 Clients of                  400,000.000                        100%
 Dresdner Bank
 AG/Investment Management
 Institutional Asset
 Management Division
 Jurgen-Ponto-Platz
 60301 Frankfurt
 Germany

 Small Cap Fund
 --------------

 Clients of                  400,000.000                        100%
 Dresdner Bank
 AG/Investment Management
 Institutional Asset
 Management Division
 Jurgen-Ponto-Platz
 60301 Frankfurt
 Germany

 Large Cap Fund
 --------------

 Clients of                  400,000.000                        100%
 Dresdner Bank
 AG/Investment Management
 Institutional Asset
 Management Division
 Jurgen-Ponto-Platz
 60301 Frankfurt
 Germany




                       __________________________________

                             ADDITIONAL INFORMATION
                       __________________________________


COUNSEL

Certain legal matters in connection with the capital shares offered by the Prospectuses have been passed upon or the Funds by Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071. The validity of the capital stock offered by the Prospectuses has been passed upon by Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201. Paul, Hastings, Janofsky & Walker LLP has acted and will continue to act as counsel to the Investment Manager in various matters.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, have been appointed as independent auditors for the Company. Coopers & Lybrand L.L.P. will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns, and consult with the Company as to matters of accounting, regulatory filings, and federal and state income taxation.

LICENSE AGREEMENT

Under a License Agreement dated June 14, 1996, the Investment Manager has granted the Company the right to use the "RCM" name and has reserved the right to withdraw its consent to the use of such name by the Company at any time, or to grant the use of such name to any other company. In addition, the Company has granted the Investment Manager, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Investment Manager.

FINANCIAL STATEMENTS

Incorporated by reference herein are the financial statements of the Technology Fund contained in the Fund's Annual Report to Shareholders for the year ended December 31, 1995, including the Report of Independent Accountants, dated February 9, 1996, the Statement of Investment in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the related Notes to Financial Statements. Also incorporated by reference herein are the financial statements of the Technology Fund contained in the Fund's Semi-Annual Report to Shareholders for the six months ended June 30, 1996, including the Statement of Investment in Securities and Net Assets, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, and the related Notes to Financial Statements. Copies of the Technology Fund's Annual and Semi-Annual Reports to Shareholders are available, upon request, by calling the Company at
(800) 726-7240, or by writing the Company at Four Embarcadero Center, Suite 3000, San Francisco, California 94111.

REGISTRATION STATEMENT

The Funds' Prospectuses and this Statement of Additional Information do not contain all of the information set forth in the Company's registration statement and related forms as filed with the SEC, certain portions of which are omitted in accordance with rules and regulations of the SEC. The registration statement and related forms may be inspected at the Public Reference Room of the SEC at Room 1024, 450 5th Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the SEC at prescribed rates.

Statements contained in the Prospectuses or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Company's Registration Statement, each such statement being qualified in all respects by such reference.